Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF LOYALTY VENTURES INC.

This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2022 (the “Form 10-Q”) of Loyalty Ventures Inc. (the “Registrant”).

I, John J. Chesnut, certify that to the best of my knowledge:

(i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/ JOHN J. CHESNUT
John J. Chesnut
Chief Financial Officer

Date: May 6, 2022